EXHIBIT 32.2





    Certification of Chief Accounting Officer Pursuant to
                   18 U.S.C. Section 1350,
                   as Adopted Pursuant to
        Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the Quarterly Report on Form 10-Q of Park Electrochemical Corp.(the "Company") for the quarterly period ended August 28, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), James
W. Kelly, as Vice President, Taxes and Planning and Chief Accounting Officer of the Company, hereby certifies, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the
Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

      (1)  The Report fully complies with the requirements of
Section  13(a)  or 15(d) of the Securities  Exchange  Act  of
1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/James W. Kelly
------------------------
Name:  James W. Kelly
Title: Vice President, Taxes and Planning
       Chief Accounting Officer
Date:  October 6, 2005